LIQUIDITY AND GOING CONCERN	6 Months Ended
Jun. 30, 2024
Liquidity And Going Concern
LIQUIDITY AND GOING CONCERN

NOTE 13 – LIQUIDITY AND GOING CONCERN

The Company reported a net loss of $2,099,146 and net cash used in operating activities of $700,941 for the six months ended June 30, 2024. In addition, the Company had an accumulated deficit of $41,682,583 and working capital of $2,432,159 as of June 30, 2024. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses and achieve profitability for the foreseeable future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed the operations primarily through cash flow from operations, loans from banks, and proceeds from equity instrument financing, where necessary. On July 22, 2022, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Sales Agent”), acting as its sales agent, pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent, ordinary shares having an aggregate gross offering price of up to $20,000,000. The ATM Agreement was amended on March 22, 2024 (“ATM Amendment No.1”), pursuant to which the Company may sell ordinary shares with an aggregate gross offering price of up to $9,600,000. The Company received net proceeds of $323,934 through issuance of ordinary shares by such ATM offering as of June 30, 2024. See Note 14 for information on additional funds raised via the ATM Agreement.

As of October 24, 2024, the Company had approximately $5.61 million of cash which is placed with financial institutions and is unrestricted as to withdrawal or use. Management’s plan for mitigating the conditions of substantial doubt about the Company’s ability to continue as a going concern includes a combination of improving operational efficiency, cost reductions, debt and equity. In June 2024, new 3D seismic exploratory operations at the Company’s 63,000 acre Kruh Block commenced. Importantly, the Company anticipates that the results of this seismic work will allow it to drill one new production well at Kruh Block in early 2025, with the remaining 13 wells to be drilled between 2025 and 2028, subject to the availability of funding necessary to conduct such activity. The Company currently does not have any outstanding short-term or long-term bank borrowings balance. Management expects that it will be able to obtain new bank loans based on past experience and the Company’s good credit history. The Company intends to meet its cash requirements for the 12 months following the date of the issuance of the condensed consolidated financial statements through operations and the foregoing potential funding opportunities.

The Company believes that the Company’s current cash and cash equivalents and anticipated cash flows from operating and financing activities will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the Company’s unaudited condensed consolidated financial statements. The Company has prepared the condensed consolidated financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity. Management cannot provide any assurance that the Company will be able to raise additional capital if needed.